Oceanstone Fund

Supplement dated July 18, 2014

To Prospectus dated October 24, 2013

With deep and sincere regrets, the Board of Trustees hereby informs you that Mr. James J. Wang passed away. He was the Fund's portfolio manager since its inception in 2006. He was very sincere, hard working, humble, efficient and caring.  On July 18, 2014, the Board of Trustees of Oceanstone Fund (the “Trust”) determined, based primarily upon the recommendations of Oceanstone Capital Management, Inc., R.I.A, the investment adviser to the Oceanstone Fund (the “Fund”), to close the Fund and provide for its orderly dissolution.  Accordingly, the Trustees have authorized the officers of the Trust to take all appropriate actions necessary for the liquidation of the Fund on or about August 31, 2014.  Upon the date of liquidation, those shareholders remaining in the Fund will have their shares redeemed and the proceeds will be distributed as directed.

As a result of these developments, the Fund is closed to new investors, and shares are no longer available for purchase by current shareholders, other than through reinvested dividends.  The Fund is no longer pursuing its investment objective.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO AUGUST 31, 2014 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD (For retirement plan accounts, federal taxes of ten percent (10%) of the proceeds will be withheld as per IRS rules if shares are not redeemed before August 31st, 2014).   Prior to AUGUST 31, 2014 you may redeem your account, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Because of the extraordinary circumstances we are waiving the requirement for signature guarantee. If you have questions or need assistance, please contact Mutual Shareholder Services, LLC at 1-800-988-6290.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

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This supplement dated July 18, 2014 to the Prospectus dated October 24, 2013 provide the information an investor ought to know and should be retained for future reference.